Exhibit 10.1

CONFORMED COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of May 2, 2003 (this “First Amendment”), to the Credit Agreement, dated as of December 1, 2000 (as the same may be further amended, supplemented or otherwise modified, the “Credit Agreement”), among APOGENT TECHNOLOGIES INC. (f/k/a Sybron International Corporation), a Wisconsin corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), BANK ONE, NA, as documentation agent (in such capacity, the “Documentation Agent”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK (successor by merger to The Chase Manhattan Bank) as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and J.P. Morgan Securities Inc. (successor by merger to Chase Securities Inc.), as Lead Arranger and Book Manager (in such capacity, the “Arranger”).

WITNESSETH:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Arranger are parties to the Credit Agreement;

WHEREAS, the Borrower wishes to consummate a tender offer for up to approximately 15% of its common stock and associated preferred stock purchase rights (the “2003 Equity Tender Offer”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions contained in the Credit Agreement to permit the consummation of the 2003 Equity Tender Offer; and

WHEREAS, the Majority Lenders have consented to such requested amendments, as well as amendments to certain other provisions of the Credit Agreement, on and subject to the terms and conditions as set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

I. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

II. Amendments to the Credit Agreement. The parties hereto agree that the Credit Agreement shall be amended as follows:

A. Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions:

“‘First Amendment Effective Date’: as defined in the First Amendment, dated as of May 2, 2003, to the Credit Agreement.”

“‘Senior Subordinated Note Indenture’: the Indenture entered into by the Borrower and certain of its Subsidiaries in connection with the issuance of the Senior Subordinated Notes, together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith.”

“‘Senior Subordinated Notes’: the Borrower’s Senior Subordinated Notes, issued on or about the First Amendment Effective Date, in aggregate principal amount of approximately $250,000,000 (the “Initial Senior Subordinated Notes”), and the senior subordinated notes of the Borrower, having the same principal amount and other terms as the Initial Senior Subordinated Notes, issued in exchange for the Initial Senior Subordinated Notes as contemplated by the Senior Subordinated Note Indenture.”

“‘2003 Equity Tender Offer’: the tender offer by the Borrower for up to approximately 15% of its common stock, including associated preferred stock purchase rights, made pursuant to the Borrower’s Offer to Purchase dated April 23, 2003.”

B. Amendment to Section 2.19 (Interest Rates and Payment Dates). Section 2.19(e) of the Credit Agreement is hereby amended by deleting the pricing grid from such section in its entirety and substituting in lieu thereof the pricing grid attached hereto as Annex A.

C. Amendments to Section 7.1 (Financial Condition Covenants). (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following new Section 7.1(a):

“(a) Maintenance of Net Worth. Permit Consolidated Net Worth as at the last day of any fiscal quarter, commencing with the fiscal quarter ending June 30, 2003, to be less than the sum of (i) $500,000,000, (ii) 50% of cumulative Consolidated Net Income for each fiscal quarter of the Borrower (beginning with the fiscal quarter ending June 30, 2003) for which Consolidated Net Income is positive, (iii) 100% of the Net Proceeds of any offering by the Borrower of common equity consummated after the First Amendment Effective Date and (iv) 100% of any capital contribution made to the Borrower or any of its Subsidiaries after the First Amendment Effective Date by a holder of the Borrower’s Capital Stock.”

(b) Section 7.1(c) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following new Section 7.1(c):

“(c) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower commencing with the fiscal quarter ending June 30, 2003 to exceed (i) for any four-quarter period ending on or prior to June 30, 2004, 3.50 to 1.00, (ii) for any four-quarter period ending after June 30, 2004 and on or prior to June 30, 2005, 3.25 to 1.00, or (iii) for any four-quarter period ending after June 30, 2005, 3.00 to 1.00.”

D. Amendment to Section 7.4 (Limitations on Fundamental Changes; Asset Sales). Section 7.4 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.4:

“7.4 Limitations on Fundamental Changes; Asset Sales. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary or other Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, provided that any such merger involving a person that is not a Wholly Owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by subsection 7.10; (ii) any Subsidiary or other Person may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, provided that any such merger involving a person that is not a Wholly Owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by subsection 7.10; (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary; (iv) any Subsidiary may liquidate, dissolve or otherwise be disposed of if the Borrower determines in good faith that such liquidation, dissolution or other disposition is in the best interests of the Borrower, is not materially disadvantageous to the Lenders, and is made (in the case of a disposition) for fair value; (v) the Borrower or any Subsidiary may sell, transfer, encumber or otherwise dispose of accounts receivable and related ancillary rights pursuant to a Receivables Transfer Program; provided that (i) all sales, transfers, encumbrances or dispositions are made for fair value and for cash consideration equal to at least 85% of face value, and (ii) at no time shall more than $100,000,000 in book value as determined in accordance with GAAP of such accounts receivable (and related ancillary rights) be subject to an agreement for such sale, transfer, encumbrance or disposition; and (vi) the Borrower shall be permitted to dispose of substantially all of the assets or all of the capital stock of Vacuum Process Technology, Inc., Applied Biotech, Inc. and BioRobotics Limited.”

E. Amendments to Section 7.5 (Limitation on Dividends). Section 7.5 of the Credit Agreement is hereby amended by deleting the period at the end of such section and substituting in lieu thereof the following phrase:

“; provided that no payment on account of the purchase of common stock of the Borrower pursuant to the terms of the 2003 Equity Tender Offer shall be deemed to be a Restricted Payment.”

F. Addition to Section 7 (Negative Covenants). Section 7 of the Credit Agreement is hereby amended by adding the following new Section 7.13 at the end thereof:

“7.13 Optional Payments and Modifications of Certain Debt Instruments. (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Senior Subordinated Notes; (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Subordinated Notes (other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee); or (c) designate any Indebtedness (other than obligations of the Loan Parties pursuant to the Loan Documents) as “Designated Senior Indebtedness” (or any other defined term having a similar purpose) for the purposes of the Senior Subordinated Note Indenture.”

G. Addition to Section 11 (Miscellaneous). Section 11 of the Credit Agreement is hereby amended by adding the following new Section 11.16 at the end thereof:

“11.16 Release of Subsidiaries Guarantee. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations under the Subsidiaries Guarantee in the event that such Subsidiary Guarantor is liquidated, dissolved or otherwise disposed of pursuant to a transaction permitted by Section 7.4 hereof; provided that the Borrower shall have delivered to the Administrative Agent, prior to the date of the proposed release, a written notice of such release identifying the relevant Subsidiary Guarantor, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.”

III. Conditions Precedent. This First Amendment shall become effective as of the date on which each of the conditions precedent set forth below shall have been satisfied or waived (the date all such conditions are fulfilled, the “First Amendment Effective Date”):

A. The Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered this First Amendment and each of the Subsidiary Guarantors shall have consented to this First Amendment.

B. The Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of the Borrower as to the incumbency and signature of each of the officers signing this First Amendment, and any other instrument or document delivered by the Borrower in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

C. The Borrower shall have consummated the 2003 Equity Tender Offer on substantially the terms set forth in the Borrower’s Offer to Purchase dated April 23, 2003.

D. The representations and warranties made by each Loan Party in each Loan Document to which it is a party and the representations and warranties made by the Borrower in Section IV of this First Amendment shall be true and correct on and as of the First Amendment Effective Date, before and after giving effect to this First Amendment, as if made on and as of the First Amendment Effective Date, except to the extent that such representation or warranty is expressly limited by its terms to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date.

IV. General.

A. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this First Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders parties hereto that:

1. Power; Authorization; Enforceable Obligations.

(a) The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this First Amendment, and to perform the Loan Documents to which it is a party, as amended by this First Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this First Amendment and the performance of such Loan Documents, as so amended.

(b) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this First Amendment, or the Loan Documents to which any Loan Party is a party, as amended by this First Amendment, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

(c) This First Amendment has been duly executed and delivered on behalf of the Borrower and duly acknowledged and consented to by each Subsidiary Guarantor.

(d) Each of this First Amendment and the Loan Documents to which each Loan Party is a party, as amended by this First Amendment, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2. No Legal Bar. The execution, delivery and performance of this First Amendment and the performance of the Loan Documents to which the Borrower or any other Loan Party is a party, as amended by this First Amendment, will not violate or conflict with any Requirement of Law or any material Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

3. No Change. Since September 30, 2002 there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect, except as disclosed by the Borrower to the Administrative Agent in writing on or prior to April  24, 2003.

4. Representations and Warranties in Loan Documents. The representations and warranties made by each Loan Party in each Loan Document to which it is a party and made by the Borrower herein are true and correct on and as of the date hereof, before and after giving effect to this First Amendment, except to the extent that such representation or warranty is expressly limited by its terms to an earlier date, in which case such representation or warranty was true and correct as of such earlier date.

B. Continuing Effect of Loan Documents. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

C. Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender which executes and delivers this First Amendment prior to 5:00 p.m., New York City time, on May 2, 2003, a fee equal to .15% of such Lender’s Revolving Credit Commitment, such fee to be earned as of the First Amendment Effective Date and payable within 5 Business Days of such date, provided, that this First Amendment has then become effective in accordance with the terms hereof. The parties hereto agree that failure by the Borrower to pay such fee in full on or before the date when due will be considered an Event of Default under the Credit Agreement.

D. Expenses. The Borrower agrees to pay to the Administrative Agent and the Lenders which execute and deliver this First Amendment in accordance with Section C above all fees as set forth herein and to reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment and any other documents prepared in connection herewith, including the reasonable fees and expenses of its counsel.

E. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

F. Counterparts. This First Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

APOGENT TECHNOLOGIES INC.

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:	/S/ JOHN A. FRANCIS

Name:	John A. Francis
Title:	Vice President

ABN AMRO BANK N.V.

By:	/S/ JAMES KREITLER

Name:	James Kreitler
Title:	Senior Vice President

By:	/S/ TODD J. MILLER

Name:	Todd J. Miller
Title:	Assistant Vice President

STANDARD FEDERAL BANK, N.A.

By:	/S/ RALPH P. BINGGESER

Name:	Ralph P. Binggeser
Title:	Commercial Relationship Manager

BANK ONE, NA

By:	/S/ MICHAEL R. ZAKSHESKE

Name:	Michael R. Zaksheske
Title:	Director

MIZUHO CORPORATE BANK, LTD.

By:	/S/ GREG BOTSHON

Name	Greg Botshon
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/S/ HARRY ELLIS

Name:	Harry Ellis
Title:	Managing Director

FLEET NATIONAL BANK

By:	/S/ GORDON B. COUGHLIN

Name:	Gordon B. Coughlin
Title:	Vice President

BANK OF AMERICA N.A.

By:	/S/ PHIL DURAND

Name:	Phil Durand
Title:	Managing Director

BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By:	/S/ SHINICHIRO MUNECHIKA

Name:	Shinichiro Munechika
Title:	Deputy General Manager

SCOTIABANC INC.

By:	/S/ CAROLYN A. CALLOWAY

Name:	Carolyn A. Calloway
Title:	Managing Director

BNP PARIBAS

By:	/S/ AMAUD COLLIN DU BOCAGE

Name:	Amaud Collin du Bocage
Title:	Managing Director

By:	/S/ SHAYN P. MARCH

Name:	Shayn P. March
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/S/ CINDY C. CHEN

Name:	Cindy C. Chen
Title:	Vice President

THE BANK OF NEW YORK

By:	/S/ THOMAS J. MCCORMACK

Name:	Thomas J. McCormack
Title:	Vice President

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/S/ ALBERT M. CALO

Name:	Albert M. Calo
Title:	Vice President

By:	/S/ ERIC LONGUET

Name:	Eric Longuet
Title:	Vice President

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:	/S/ CHRISTOPHER LALLY

Name:	Christopher Lally
Title:	Vice President

By:	/S/ JENNIFER A. PIEZA

Name:	Jennifer A. Pieza
Title:	Associate

SUNTRUST BANK

By:	/S/ WILLIAM D. PRIESTER

Name:	William D. Priester
Title:	Director

PB CAPITAL CORPORATION

By:	/S/ TYLER J. MCCARTHY

Name:	Tyler J. McCarthy
Title:	Vice President

By:	/S/ ANDREW SHIPMAN

Name:	Andrew Shipman
Title:	Assistant Vice President

COMERICA BANK

By:	/S/ STACEY V. JUDD

Name:	Stacy V. Judd
Title:	Account Officer

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By:	/S/ BENJAMIN LIN

Name:	Benjamin Lin
Title:	EVP & General Manager

ACKNOWLEDGMENT AND CONSENT

Each of the undersigned hereby acknowledges and consents to the foregoing First Amendment and hereby acknowledges and confirms its obligations under the Subsidiaries Guarantee, dated as of December 1, 2000, and all other Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time.

APOGENT FINANCE COMPANY

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Vice President

APOGENT HOLDING COMPANY

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Vice President

APOGENT SERVICE CORPORATION

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Vice President

APOGENT TRANSITION CORP.

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Vice President

APPLIED BIOTECH, INC.

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Vice President

BARNSTEAD THERMOLYNE CORPORATION

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Vice President

BT CANADA HOLDINGS INC.

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Vice President

CAPITOL VIAL, INC.

By:	/S/ DENNIS B. BROWN

Name:	Dennis B. Brown
Title:	Vice President

CHASE SCIENTIFIC GLASS, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

CONSOLIDATED TECHNOLOGIES, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

ERIE SCIENTIFIC COMPANY

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

ERIE SCIENTIFIC COMPANY OF PUERTO RICO

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

ERIE UK HOLDING COMPANY

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

EVER READY THERMOMETER CO., INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

FOREFRONT DIAGNOSTICS, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

GENEVAC INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

G&P LABWARE HOLDINGS INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

LAB-LINE INSTRUMENTS, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

LAB VISION CORPORATION

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

MARSH BIO PRODUCTS, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

MATRIX TECHNOLOGIES CORPORATION

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

METAVAC LLC

By: THE NAUGATUCK GLASS COMPANY, Manager

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

MICROGENICS CORPORATION

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

MOLECULAR BIOPRODUCTS, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

NALGE NUNC INTERNATIONAL CORPORATION

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

NATIONAL SCIENTIFIC COMPANY

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

THE NAUGATUCK GLASS COMPANY

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

NEOMARKERS, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

NERL DIAGNOSTICS CORPORATION

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

OWL SEPARATION SYSTEMS, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

REMEL INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

RICHARD-ALLAN SCIENTIFIC COMPANY

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

ROBBINS SCIENTIFIC CORPORATION

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

SAMCO SCIENTIFIC CORPORATION

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

SEPARATION TECHNOLOGY, INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

SERADYN INC.

By:	/S/ DENNIS B. BROWN
Name:	Dennis B. Brown
Title:	Vice President

Annex A – Pricing Grid

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6
S&P-LT Rating	A- or better	BBB+	BBB	BBB-	BB+	BB or below
Moody’s-LT Rating	A3 or better	Baal	Baa2	Baa3	Ba1	Ba2 or below
Applicable Eurodollar Margin-Revolving Credit Loans	.625%	.85%	1.05%	1.25%	1.45%	1.625%
Applicable Eurodollar Margin-Term Loans	N/A	N/A	N/A	N/A	N/A	N/A
Applicable ABR Margin-Revolving Credit Loans	.00%	.00%	.05%	.25%	.45%	.625%
Applicable ABR Margin-Term Loans	N/A	N/A	N/A	N/A	N/A	N/A
Applicable Facility Fee Rate	.125%	.15%	.20%	.25%	.30%	.375%